UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 15, 2011

 DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The information set forth in Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.02.

Item 8.01    Other Events.

Darling International Inc. ("Darling" or the "Company") is filing this Current Report on Form 8-K (this "Report") for the purpose of, among other things, incorporating its contents into a Registration Statement on Form S-4 that the Company will be filing to register the Company's 8.5% Senior Notes due in 2018. This report revises the Company's historical financial statements in its Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2011 (the "2011 Q1 Form 10-Q"), filed with the SEC on May 12, 2011, to provide guarantor financial information for all periods presented as required by Regulation S-X promulgated by the SEC. Part I, Item 1 of the Company's 2011 Q1 Form 10-Q being updated herein is filed as a separate exhibit to this Report. The specific disclosures that are being updated are as follows:

•
Notes 16 and 17 to the Company's unaudited consolidated financial statements as of April 2, 2011 and for the three-month periods ended April 2, 2011 and April 3, 2010, included in Part I, Item 1 "Financial Statements" of the Company's 2011 Q1 Form 10-Q (filed as Exhibit 99.1 herein).

The updated guarantor financial information included in this Report does not impact any of the Company's previously filed consolidated balance sheets, consolidated statements of operations, and/or consolidated statements of cash flows. The updated disclosure items in the 2011 Q1 Form 10-Q included in this Report have not been updated for any events occurring after the date the 2011 Q1 Form 10-Q was originally filed other than the addition of guarantor financial information and subsequent events. This Report should be read in conjunction with the 2010 Form 10-K, the 2011 Q1 Form 10-Q (except Part I, Item 1), and other reports on Form 10-Q and Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Part I, Item 1 "Financial Statements" of the Company's Quarterly Report on Form 10-Q for the period ended April 2, 2011.

101	The materials included within Item 1 - of Exhibit 99.1 formatted in Extensible Business Reporting Language ("XBRL").

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: June 15, 2011	By:	/s/ John O. Muse
John O. Muse
Executive Vice President,
Administation and Finance
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Part I, Item 1 "Financial Statements" of the Company's Quarterly Report on Form 10-Q for the period ended April 2, 2011.

101	The materials included within Item 1 - of Exhibit 99.1 formatted in Extensible Business Reporting Language ("XBRL").

4